POWER OF ATTORNEY

The undersigned Angela Fontana of Everlake Life Insurance Company (“Company”) constitutes and appoints Tyler (Doney) Largey and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

Registration Statements

Form S-1 Registration Statements and amendments thereto:

333-237708
333-237709
333-237710
333-237711
333-236809
333-236810
333-237706
333-237707
333-236836

Form N-4 Registration Statements and amendments thereto:

333-114560
333-114561
333-114562
333-102295

March 22, 2022

/s/Angela Fontana

Angela Fontana
Name

POWER OF ATTORNEY

The undersigned Bonnie Wasgatt of Everlake Life Insurance Company (“Company”) constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

Registration Statements

Form S-1 Registration Statements and amendments thereto:

333-237708
333-237709
333-237710
333-237711
333-236809
333-236810
333-237706
333-237707
333-236836

Form N-4 Registration Statements and amendments thereto:

333-114560
333-114561
333-114562
333-102295

March 22, 2022

/s/Bonnie Wasgatt

Bonnie Wasgatt
Name

POWER OF ATTORNEY

The undersigned Tyler (Doney) Largey of Everlake Life Insurance Company (“Company”) constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

Registration Statements

Form S-1 Registration Statements and amendments thereto:

333-237708
333-237709
333-237710
333-237711
333-236809
333-236810
333-237706
333-237707
333-236836

Form N-4 Registration Statements and amendments thereto:

333-114560
333-114561
333-114562
333-102295

March 22, 2022

/s/Tyler (Doney) Largey

Tyler (Doney) Largey
Name

POWER OF ATTORNEY

The undersigned Gilles Dellaert of Everlake Life Insurance Company (“Company”) constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

Registration Statements

Form S-1 Registration Statements and amendments thereto:

333-237708
333-237709
333-237710
333-237711
333-236809
333-236810
333-237706
333-237707
333-236836

Form N-4 Registration Statements and amendments thereto:

333-114560
333-114561
333-114562
333-102295

March 22, 2022

/s/Gilles Dellaert

Gilles Dellaert
Name

POWER OF ATTORNEY

The undersigned Laurie Harris of Everlake Life Insurance Company (“Company”) constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

Registration Statements

Form S-1 Registration Statements and amendments thereto:

333-237708
333-237709
333-237710
333-237711
333-236809
333-236810
333-237706
333-237707
333-236836

Form N-4 Registration Statements and amendments thereto:

333-114560
333-114561
333-114562
333-102295

March 22, 2022

/s/Laurie Harris

Laurie Harris
Name

POWER OF ATTORNEY

The undersigned Menes Chee of Everlake Life Insurance Company (“Company”) constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

Registration Statements

Form S-1 Registration Statements and amendments thereto:

333-237708
333-237709
333-237710
333-237711
333-236809
333-236810
333-237706
333-237707
333-236836

Form N-4 Registration Statements and amendments thereto:

333-114560
333-114561
333-114562
333-102295

March 22, 2022

/s/Menes Chee

Menes Chee
Name

POWER OF ATTORNEY

The undersigned Michael Hovey of Everlake Life Insurance Company (“Company”) constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

Registration Statements

Form S-1 Registration Statements and amendments thereto:

333-237708
333-237709
333-237710
333-237711
333-236809
333-236810
333-237706
333-237707
333-236836

Form N-4 Registration Statements and amendments thereto:

333-114560
333-114561
333-114562
333-102295

March 22, 2022

/s/Michael Hovey

Michael Hovey
Name

POWER OF ATTORNEY

The undersigned Susan Voss of Everlake Life Insurance Company (“Company”) constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

Registration Statements

Form S-1 Registration Statements and amendments thereto:

333-237708
333-237709
333-237710
333-237711
333-236809
333-236810
333-237706
333-237707
333-236836

Form N-4 Registration Statements and amendments thereto:

333-114560
333-114561
333-114562
333-102295

March 22, 2022

/s/Susan Voss

Susan Voss
Name

POWER OF ATTORNEY

The undersigned Ted Johnson of Everlake Life Insurance Company (“Company”) constitutes and appoints Angela Fontana and Tyler (Doney) Largey, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

Registration Statements

Form S-1 Registration Statements and amendments thereto:

333-237708
333-237709
333-237710
333-237711
333-236809
333-236810
333-237706
333-237707
333-236836

Form N-4 Registration Statements and amendments thereto:

333-114560
333-114561
333-114562
333-102295

March 22, 2022

/s/Ted Johnson

Ted Johnson
Name